Rule 497(e)

Registration Nos. 333-146827 and 811-22135

Innovator ETFs Trust

(the “Trust”)

Innovator Growth Accelerated ETFTM – Quarterly

(the “Fund”)

Supplement To The Fund’s Prospectus
Dated April 1, 2021

September 30, 2021

As described in detail in the Fund’s prospectus, an investment in shares of the Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the outcome period of approximately three months. The current Outcome Period will end on September 30, 2021. The Fund will commence a new outcome period that will begin on October 1, 2021 and end on December 31, 2021. An investment in the Fund over the course of the outcome period will be subject to the Cap set forth in the table below.

Fund Name	Ticker	Cap	Investment Objective
Innovator Growth Accelerated ETFTM – Quarterly	XDQQ	Gross: 8.52% Net: 8.32%*

The Fund seeks to provide investors with returns that are twice those of the Invesco QQQ TrustSM, Series 1, up to the upside cap of 8.52% (prior to taking into account management fees and other fees) and 8.32% (after taking into account management fees) while approximately matching Invesco QQQ TrustSM, Series 1 losses, over the period from October 1, 2021 through December 31, 2021.

* Takes into account the Fund’s unitary management fee.

In connection with the onset of the new outcome period, the Fund’s prospectus is amended as set forth below:

1.	The Fund’s investment objective is deleted in its entirety and replaced with the investment objective set forth in the table above.

2.	All references to the dates associated with the prior outcome period are deleted in their entirety and replaced with references to the new outcome period: October 1, 2021 through December 31, 2021.

3.	All references to the Cap for the prior Outcome Period are deleted in their entirety and replaced with the corresponding Cap set forth in the table above.